UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                   ----------

                           TEMPLETON GROWTH FUND, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          ---------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/06
                          -------



ITEM 1. REPORTS TO STOCKHOLDERS




                                [GRAPHIC OMITTED]

                                                                 AUGUST 31, 2006
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        ANNUAL REPORT AND SHAREHOLDER LETTER        |          GLOBAL
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                                                       WANT TO RECEIVE
                  [GRAPHIC OMITTED]                    THIS DOCUMENT
                                                       FASTER VIA EMAIL?
              TEMPLETON GROWTH FUND, INC.
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .........................................................   1

ANNUAL REPORT

Templeton Growth Fund, Inc. ................................................   3

Performance Summary ........................................................   7

Your Fund's Expenses .......................................................  13

Financial Highlights and Statement of Investments ..........................  15

Financial Statements .......................................................  25

Notes to Financial Statements ..............................................  29

Report of Independent Registered Public Accounting Firm ........ ...........  39

Tax Designation ............................................................  40

Board Members and Officers .................................................  44

Shareholder Information ....................................................  50

--------------------------------------------------------------------------------

Annual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton Growth Fund covers the fiscal year ended August 31, 2006.

PERFORMANCE OVERVIEW

Templeton Growth Fund - Class A posted a +14.52% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +16.34% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended August 31, 2006, Templeton Growth Fund - Class A delivered a +182.88% cumulative total return, compared with the MSCI World Index's +115.64% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the 12-month period ended August 31, 2006. However, signs of moderation appeared toward the end of the period primarily due to three factors. Many central banks, including those of the world's three largest economies, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the global recovery that began in 2001. Oil prices remained elevated and reached a historical high during the period. Lastly, the U.S. housing market showed evidence of cooling.

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 8/31/06, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +10.96%, compared with the +7.99% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                               Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

North America                                       40.9%
Europe                                              39.3%
Asia                                                11.2%
Latin America                                        0.6%
Middle East & Africa                                 0.6%
Short-Term Investments & Other Net Assets            7.4%

Robust economic expansion sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities.

Intensified corporate activity, including mergers and acquisitions, as well as leveraged buyouts, continued across many sectors during the period. This was fueled by the strong cash positions many companies built over the past few years with ample cash available at historically low interest rates. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2

In this environment, global equity markets performed strongly, particularly outside the U.S. As of August 31, 2006, the 12-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +24.78%, while the MSCI All Country (AC) World ex USA Index posted a total return of +25.44%. 3 By comparison, the total return for the MSCI USA Index was +8.79% (all returns in U.S. dollars) over the same period. 4

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

Our bottom-up investment strategy frequently results in a portfolio that has a very different geographic and industry mix than that of the Fund's benchmark, the MSCI World Index. One of the most significant factors contributing to performance during the year under review was the Fund's relatively low exposure

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.

3. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

4. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


4 | Annual Report
to the U.S. At the start of the reporting period, the Fund had less than 25% of total net assets invested in the U.S., compared with the benchmark's more than 50% weighting. The MSCI USA Index appreciated +8.79% over the Fund's fiscal year, compared with the +24.68% return for the MSCI World ex USA Index. 5

In recent years, we steadily increased the Fund's exposure to the global media industry. Five years ago, on August 31, 2001, the Fund had only about 0.5% of total net assets invested in the media industry. The MSCI World Media Index declined about 18% over the subsequent four years. 6 As prices fell and valuations, in our opinion, became more attractive, we increased the Fund's media exposure to 8% of total net assets on August 31, 2005, and 12% on August 31, 2006. A number of media holdings aided Fund performance in the past 12 months, including News Corp., a media conglomerate; Comcast, a U.S. cable operator; and professional publishers Reed Elsevier, Pearson and VNU. In July 2006, a consortium of private equity investors acquired VNU, the Netherlands-based owner of ACNielsen, a marketing information company, and Nielsen Media Research, a media measurement and information provider, at an attractive premium to the Fund's purchase price. We subsequently sold VNU.

The Fund's exposure to the pharmaceuticals industry also contributed to Fund performance. In particular, U.S. pharmaceutical company Merck & Co. performed well and appreciated 50% in value during the reporting period. Pharmaceuticals was another industry where we increased the Fund's exposure in recent years. Five years ago, on August 31, 2001, less than 2% of the Fund's total net assets were invested in the pharmaceuticals industry, and the weighting increased to 12% on August 31, 2006.

In contrast, the Fund's exposure to the telecommunications sector was a drag on relative performance during the year under review. 7 One of the largest underperformers was Vodafone Group, the U.K.-based mobile telecommunications operator. Vodafone suffered in Europe's highly competitive pricing environment for mobile telecommunication services.

Six of the Fund's ten largest detractors during the year were U.S.-listed companies. Hospital operator Tenet Healthcare underperformed, in part due to the impact of Hurricane Katrina, which affected six of its hospitals. Eastman Kodak, a recent Fund purchase, also delivered disappointing short-term

TOP 10 COUNTRIES
Based On Equity Securities
8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                       38.7%
--------------------------------------------------------------------------------
U.K.                                                                       16.0%
--------------------------------------------------------------------------------
Japan                                                                       6.6%
--------------------------------------------------------------------------------
Germany                                                                     5.1%
--------------------------------------------------------------------------------
Switzerland                                                                 4.3%
--------------------------------------------------------------------------------
Netherlands                                                                 3.8%
--------------------------------------------------------------------------------
France                                                                      3.6%
--------------------------------------------------------------------------------
South Korea                                                                 3.3%
--------------------------------------------------------------------------------
Italy                                                                       2.4%
--------------------------------------------------------------------------------
Finland                                                                     1.9%
--------------------------------------------------------------------------------

5. Source: Standard & Poor's Micropal. See footnote 4 for a description of the MSCI USA Index. The MSCI World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S.

6. Source: Standard & Poor's Micropal. The MSCI World Media Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of the media sector of the MSCI World Index.

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                                                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
8/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
News Corp., A                                                               2.2%
  MEDIA, U.S.
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.2%
  SOFTWARE, U.S.
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     2.2%
  INDUSTRIAL CONGLOMERATES, U.S.
--------------------------------------------------------------------------------
American International Group Inc.                                           2.0%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Merck & Co. Inc.                                                            1.9%
  PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 1.9%
  PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Siemens AG                                                                  1.9%
  INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC                                            1.8%
  COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------
Viacom Inc., B                                                              1.7%
  MEDIA, U.S.
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         1.7%
  PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------

performance, with its share price falling to a 26-year low in August 2006. The company announced additional restructuring charges and job cuts, as it transforms from a film to a digital business model.

Following a U.S. equity market decline in May, our team of analysts identified an increasing number of opportunities that we believed were attractively valued. For example, we initiated positions in Oracle, a leading database and middleware software vendor and enterprise software company, and Viacom, a global cable television and film entertainment content company. Other new holdings included American Standard, an air conditioning and bath and kitchen product manufacturer; Harley-Davidson, a motorcycle manufacturer; and Expedia, an online travel operator. Partly as a result of such purchases, the Fund's equity exposure to the U.S. rose to 38% of total net assets on August 31, 2006, up from 24% a year earlier.

Elsewhere, we added to the Fund's exposure to the financials sector with purchases of two U.K.-based insurance companies -- Aviva and Standard Life Assurance. 8 Aviva is the largest U.K.-based insurer in terms of premiums, with roughly 50% of its business in the U.K. and the remainder primarily in France, Netherlands, Spain, Italy and Ireland. In July, Standard Life Assurance changed its structure from a mutually owned life insurance company to one publicly traded on the London Stock Exchange. It is one of the largest life insurance companies in the U.K. and Canada.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving your future investment needs.

[PHOTO OMITTED]       \s\ Murdo Murchison

                      Murdo Murchison, CFA
                      Portfolio Manager
                      Templeton Growth Fund, Inc.

8. The financials sector comprises capital markets, commercial banks, insurance and real estate in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 8/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEPLX)                           CHANGE     8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.43      $25.29     $23.86
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.4109
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.2482
--------------------------------------------------------------------------------
      TOTAL                           $1.7303
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TMGBX)                           CHANGE     8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.38      $24.75     $23.37
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2368
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.2482
--------------------------------------------------------------------------------
      TOTAL                           $1.5562
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEGTX)                           CHANGE     8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.35      $24.63     $23.28
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2529
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.2482
--------------------------------------------------------------------------------
      TOTAL                           $1.5723
--------------------------------------------------------------------------------
CLASS R (SYMBOL: TEGRX)                           CHANGE     8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.38      $25.06     $23.68
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.3732
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.2482
--------------------------------------------------------------------------------
      TOTAL                           $1.6926
--------------------------------------------------------------------------------


                                                               Annual Report | 7

--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TGADX)                     CHANGE     8/31/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.44      $25.34     $23.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.4665
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0712
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.2482
--------------------------------------------------------------------------------
      TOTAL                           $1.7859
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                 1-YEAR      5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1               +14.52%     +71.27%        +182.88%
--------------------------------------------------------------------------------
Average Annual Total Return 2            +7.95%     +10.06%         +10.31%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,795     $16,146         $26,667
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4       +8.00%     +12.47%         +10.30%
--------------------------------------------------------------------------------
CLASS B                                 1-YEAR      5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1               +13.65%     +64.96%        +111.34%
--------------------------------------------------------------------------------
Average Annual Total Return 2            +9.65%     +10.26%         +10.25%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,965     $16,296         $21,134
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4       +9.72%     +12.71%         +10.41%
--------------------------------------------------------------------------------
CLASS C                                 1-YEAR      5-YEAR          10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1               +13.71%     +65.02%        +162.46%
--------------------------------------------------------------------------------
Average Annual Total Return 2           +12.71%     +10.54%         +10.13%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,271     $16,502         $26,246
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4      +12.73%     +12.97%         +10.13%
--------------------------------------------------------------------------------
CLASS R                                 1-YEAR      3-YEAR    INCEPTION (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1               +14.22%     +58.05%         +65.19%
--------------------------------------------------------------------------------
Average Annual Total Return 2           +14.22%     +16.48%         +11.37%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,422     $15,805         $16,519
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4      +14.28%     +17.13%         +11.63%
--------------------------------------------------------------------------------
ADVISOR CLASS 5                         1-YEAR      5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1               +14.83%     +73.35%        +192.33%
--------------------------------------------------------------------------------
Average Annual Total Return 2           +14.83%     +11.63%         +11.32%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,483     $17,335         $29,233
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4      +14.87%     +14.10%         +11.33%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------
CLASS A                                      8/31/06
----------------------------------------------------
1-Year                                        +7.95%
----------------------------------------------------
5-Year                                       +10.06%
----------------------------------------------------
10-Year                                      +10.31%
----------------------------------------------------

CLASS A (9/1/96-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE       TEMPLETON GROWTH FUND    MSCI WORLD INDEX 6     CPI 6
----------    ---------------------    ------------------    -------
  9/1/1996           $ 9,427                $10,000          $10,000
 9/30/1996           $ 9,618                $10,393          $10,032
10/31/1996           $ 9,775                $10,468          $10,064
11/30/1996           $10,307                $11,056          $10,083
12/31/1996           $10,516                $10,881          $10,083
 1/31/1997           $10,769                $11,014          $10,114
 2/28/1997           $10,855                $11,143          $10,146
 3/31/1997           $10,806                $10,924          $10,172
 4/30/1997           $11,049                $11,283          $10,184
 5/31/1997           $11,597                $11,982          $10,178
 6/30/1997           $12,060                $12,581          $10,191
 7/31/1997           $12,518                $13,162          $10,203
 8/31/1997           $12,093                $12,284          $10,223
 9/30/1997           $12,873                $12,953          $10,248
10/31/1997           $12,031                $12,273          $10,273
11/30/1997           $12,068                $12,493          $10,267
12/31/1997           $12,217                $12,647          $10,254
 1/31/1998           $12,236                $13,001          $10,273
 2/28/1998           $12,910                $13,883          $10,292
 3/31/1998           $13,483                $14,471          $10,312
 4/30/1998           $13,552                $14,615          $10,331
 5/31/1998           $13,143                $14,434          $10,350
 6/30/1998           $12,765                $14,778          $10,362
 7/31/1998           $12,463                $14,757          $10,375
 8/31/1998           $10,567                $12,791          $10,388
 9/30/1998           $10,832                $13,019          $10,401
10/31/1998           $11,754                $14,199          $10,426
11/30/1998           $12,176                $15,045          $10,426
12/31/1998           $11,914                $15,783          $10,420
 1/31/1999           $11,827                $16,130          $10,445
 2/28/1999           $11,740                $15,704          $10,458
 3/31/1999           $12,562                $16,360          $10,490
 4/30/1999           $14,120                $17,007          $10,566
 5/31/1999           $13,610                $16,388          $10,566
 6/30/1999           $14,243                $17,154          $10,566
 7/31/1999           $14,229                $17,105          $10,598
 8/31/1999           $14,236                $17,077          $10,623
 9/30/1999           $13,727                $16,914          $10,674
10/31/1999           $13,738                $17,795          $10,693
11/30/1999           $14,348                $18,298          $10,699
12/31/1999           $15,541                $19,782          $10,699
 1/31/2000           $14,474                $18,651          $10,731
 2/29/2000           $13,983                $18,704          $10,795
 3/31/2000           $14,996                $19,999          $10,884
 4/30/2000           $14,801                $19,156          $10,890
 5/31/2000           $15,073                $18,673          $10,903
 6/30/2000           $15,151                $19,304          $10,960
 7/31/2000           $15,050                $18,763          $10,985
 8/31/2000           $15,323                $19,376          $10,985
 9/30/2000           $14,855                $18,348          $11,043
10/31/2000           $14,990                $18,043          $11,062
11/30/2000           $14,899                $16,950          $11,068
12/31/2000           $15,811                $17,226          $11,062
 1/31/2001           $16,026                $17,561          $11,132
 2/28/2001           $15,811                $16,079          $11,176
 3/31/2001           $15,071                $15,026          $11,202
 4/30/2001           $15,682                $16,140          $11,246
 5/31/2001           $15,991                $15,940          $11,297
 6/30/2001           $15,699                $15,443          $11,316
 7/31/2001           $15,639                $15,239          $11,284
 8/31/2001           $15,570                $14,511          $11,284
 9/30/2001           $14,246                $13,234          $11,335
10/31/2001           $14,716                $13,489          $11,297
11/30/2001           $15,646                $14,289          $11,278
12/31/2001           $15,896                $14,380          $11,233
 1/31/2002           $15,552                $13,946          $11,259
 2/28/2002           $15,861                $13,828          $11,303
 3/31/2002           $16,453                $14,442          $11,367
 4/30/2002           $16,541                $13,957          $11,430
 5/31/2002           $16,885                $13,989          $11,430
 6/30/2002           $16,196                $13,143          $11,437
 7/31/2002           $15,092                $12,037          $11,449
 8/31/2002           $15,101                $12,062          $11,488
 9/30/2002           $13,450                $10,738          $11,507
10/31/2002           $14,139                $11,533          $11,526
11/30/2002           $15,065                $12,157          $11,526
12/31/2002           $14,390                $11,570          $11,500
 1/31/2003           $14,101                $11,221          $11,551
 2/28/2003           $13,622                $11,029          $11,640
 3/31/2003           $13,315                $10,998          $11,710
 4/30/2003           $14,571                $11,981          $11,685
 5/31/2003           $15,718                $12,671          $11,666
 6/30/2003           $16,007                $12,895          $11,678
 7/31/2003           $16,368                $13,159          $11,691
 8/31/2003           $16,748                $13,447          $11,736
 9/30/2003           $16,802                $13,532          $11,774
10/31/2003           $17,518                $14,338          $11,761
11/30/2003           $17,950                $14,560          $11,729
12/31/2003           $19,117                $15,477          $11,716
 1/31/2004           $19,515                $15,728          $11,774
 2/29/2004           $20,005                $15,997          $11,837
 3/31/2004           $19,700                $15,897          $11,914
 4/30/2004           $19,524                $15,581          $11,952
 5/31/2004           $19,635                $15,733          $12,022
 6/30/2004           $19,987                $16,063          $12,060
 7/31/2004           $19,358                $15,543          $12,041
 8/31/2004           $19,450                $15,618          $12,047
 9/30/2004           $19,922                $15,918          $12,072
10/31/2004           $20,396                $16,311          $12,136
11/30/2004           $21,641                $17,175          $12,142
12/31/2004           $22,367                $17,836          $12,098
 1/31/2005           $21,819                $17,438          $12,123
 2/28/2005           $22,787                $17,998          $12,193
 3/31/2005           $22,435                $17,658          $12,289
 4/30/2005           $21,976                $17,284          $12,371
 5/31/2005           $22,064                $17,604          $12,359
 6/30/2005           $22,357                $17,765          $12,365
 7/31/2005           $22,933                $18,389          $12,422
 8/31/2005           $23,285                $18,536          $12,486
 9/30/2005           $23,744                $19,023          $12,638
10/31/2005           $22,940                $18,565          $12,664
11/30/2005           $23,382                $19,194          $12,562
12/31/2005           $24,189                $19,624          $12,511
 1/31/2006           $25,085                $20,504          $12,606
 2/28/2006           $25,106                $20,482          $12,632
 3/31/2006           $25,528                $20,942          $12,702
 4/30/2006           $26,424                $21,589          $12,810
 5/31/2006           $25,739                $20,871          $12,873
 6/30/2006           $25,739                $20,873          $12,899
 7/31/2006           $26,055                $21,008          $12,937
 8/31/2006           $26,667                $21,564          $12,962

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------
CLASS B                                      8/31/06
----------------------------------------------------
1-Year                                        +9.65%
----------------------------------------------------
5-Year                                       +10.26%
----------------------------------------------------
Since Inception (1/1/99)                     +10.25%
----------------------------------------------------

CLASS B (1/1/99-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE       TEMPLETON GROWTH FUND    MSCI WORLD INDEX 6     CPI 6
----------    ---------------------    ------------------    -------
  1/1/1999           $10,000                $10,000          $10,000
 1/31/1999           $ 9,927                $10,220          $10,024
 2/28/1999           $ 9,847                $ 9,950          $10,037
 3/31/1999           $10,525                $10,366          $10,067
 4/30/1999           $11,820                $10,776          $10,140
 5/31/1999           $11,387                $10,383          $10,140
 6/30/1999           $11,906                $10,869          $10,140
 7/31/1999           $11,888                $10,838          $10,171
 8/31/1999           $11,888                $10,820          $10,195
 9/30/1999           $11,454                $10,717          $10,244
10/31/1999           $11,463                $11,275          $10,262
11/30/1999           $11,962                $11,594          $10,268
12/31/1999           $12,945                $12,534          $10,268
 1/31/2000           $12,044                $11,818          $10,299
 2/29/2000           $11,633                $11,851          $10,360
 3/31/2000           $12,468                $12,672          $10,445
 4/30/2000           $12,299                $12,137          $10,451
 5/31/2000           $12,521                $11,831          $10,464
 6/30/2000           $12,579                $12,231          $10,519
 7/31/2000           $12,481                $11,889          $10,543
 8/31/2000           $12,697                $12,277          $10,543
 9/30/2000           $12,305                $11,626          $10,598
10/31/2000           $12,408                $11,432          $10,616
11/30/2000           $12,324                $10,740          $10,622
12/31/2000           $13,070                $10,915          $10,616
 1/31/2001           $13,242                $11,127          $10,683
 2/28/2001           $13,056                $10,188          $10,726
 3/31/2001           $12,439                $ 9,520          $10,750
 4/30/2001           $12,934                $10,227          $10,793
 5/31/2001           $13,185                $10,100          $10,842
 6/30/2001           $12,926                $ 9,785          $10,860
 7/31/2001           $12,876                $ 9,656          $10,830
 8/31/2001           $12,812                $ 9,194          $10,830
 9/30/2001           $11,715                $ 8,385          $10,879
10/31/2001           $12,091                $ 8,547          $10,842
11/30/2001           $12,848                $ 9,054          $10,824
12/31/2001           $13,049                $ 9,112          $10,781
 1/31/2002           $12,749                $ 8,837          $10,805
 2/28/2002           $12,998                $ 8,761          $10,848
 3/31/2002           $13,474                $ 9,151          $10,909
 4/30/2002           $13,547                $ 8,843          $10,970
 5/31/2002           $13,818                $ 8,864          $10,970
 6/30/2002           $13,240                $ 8,328          $10,976
 7/31/2002           $12,332                $ 7,627          $10,988
 8/31/2002           $12,332                $ 7,643          $11,025
 9/30/2002           $10,978                $ 6,804          $11,043
10/31/2002           $11,534                $ 7,307          $11,062
11/30/2002           $12,276                $ 7,703          $11,062
12/31/2002           $11,722                $ 7,331          $11,037
 1/31/2003           $11,484                $ 7,110          $11,086
 2/28/2003           $11,082                $ 6,988          $11,171
 3/31/2003           $10,821                $ 6,969          $11,239
 4/30/2003           $11,841                $ 7,591          $11,214
 5/31/2003           $12,764                $ 8,029          $11,196
 6/30/2003           $12,987                $ 8,170          $11,208
 7/31/2003           $13,277                $ 8,338          $11,220
 8/31/2003           $13,575                $ 8,520          $11,263
 9/30/2003           $13,612                $ 8,574          $11,300
10/31/2003           $14,179                $ 9,085          $11,287
11/30/2003           $14,519                $ 9,225          $11,257
12/31/2003           $15,450                $ 9,806          $11,245
 1/31/2004           $15,769                $ 9,966          $11,300
 2/29/2004           $16,155                $10,136          $11,361
 3/31/2004           $15,898                $10,073          $11,434
 4/30/2004           $15,746                $ 9,872          $11,470
 5/31/2004           $15,822                $ 9,969          $11,538
 6/30/2004           $16,102                $10,178          $11,574
 7/31/2004           $15,579                $ 9,848          $11,556
 8/31/2004           $15,648                $ 9,895          $11,562
 9/30/2004           $16,011                $10,086          $11,586
10/31/2004           $16,390                $10,335          $11,647
11/30/2004           $17,376                $10,883          $11,653
12/31/2004           $17,950                $11,301          $11,611
 1/31/2005           $17,496                $11,049          $11,635
 2/28/2005           $18,261                $11,404          $11,702
 3/31/2005           $17,966                $11,188          $11,794
 4/30/2005           $17,592                $10,951          $11,873
 5/31/2005           $17,648                $11,154          $11,861
 6/30/2005           $17,878                $11,256          $11,867
 7/31/2005           $18,324                $11,651          $11,922
 8/31/2005           $18,595                $11,745          $11,983
 9/30/2005           $18,946                $12,053          $12,129
10/31/2005           $18,289                $11,763          $12,154
11/30/2005           $18,640                $12,161          $12,056
12/31/2005           $19,273                $12,434          $12,007
 1/31/2006           $19,973                $12,992          $12,099
 2/28/2006           $19,973                $12,978          $12,123
 3/31/2006           $20,298                $13,269          $12,190
 4/30/2006           $20,998                $13,679          $12,294
 5/31/2006           $20,443                $13,224          $12,355
 6/30/2006           $20,426                $13,225          $12,379
 7/31/2006           $20,665                $13,311          $12,416
 8/31/2006           $21,134                $13,663          $12,441


10 | Annual Report

CLASS C (9/1/96-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE       TEMPLETON GROWTH FUND    MSCI WORLD INDEX 6     CPI 6
----------    ---------------------    ------------------    -------
  9/1/1996           $10,000                $10,000          $10,000
 9/30/1996           $10,194                $10,393          $10,032
10/31/1996           $10,351                $10,468          $10,064
11/30/1996           $10,907                $11,056          $10,083
12/31/1996           $11,129                $10,881          $10,083
 1/31/1997           $11,387                $11,014          $10,114
 2/28/1997           $11,467                $11,143          $10,146
 3/31/1997           $11,410                $10,924          $10,172
 4/30/1997           $11,657                $11,283          $10,184
 5/31/1997           $12,231                $11,982          $10,178
 6/30/1997           $12,713                $12,581          $10,191
 7/31/1997           $13,183                $13,162          $10,203
 8/31/1997           $12,730                $12,284          $10,223
 9/30/1997           $13,539                $12,953          $10,248
10/31/1997           $12,649                $12,273          $10,273
11/30/1997           $12,675                $12,493          $10,267
12/31/1997           $12,828                $12,647          $10,254
 1/31/1998           $12,841                $13,001          $10,273
 2/28/1998           $13,537                $13,883          $10,292
 3/31/1998           $14,126                $14,471          $10,312
 4/30/1998           $14,193                $14,615          $10,331
 5/31/1998           $13,751                $14,434          $10,350
 6/30/1998           $13,350                $14,778          $10,362
 7/31/1998           $13,022                $14,757          $10,375
 8/31/1998           $11,041                $12,791          $10,388
 9/30/1998           $11,309                $13,019          $10,401
10/31/1998           $12,263                $14,199          $10,426
11/30/1998           $12,695                $15,045          $10,426
12/31/1998           $12,418                $15,783          $10,420
 1/31/1999           $12,317                $16,130          $10,445
 2/28/1999           $12,225                $15,704          $10,458
 3/31/1999           $13,065                $16,360          $10,490
 4/30/1999           $14,676                $17,007          $10,566
 5/31/1999           $14,136                $16,388          $10,566
 6/30/1999           $14,784                $17,154          $10,566
 7/31/1999           $14,769                $17,105          $10,598
 8/31/1999           $14,761                $17,077          $10,623
 9/30/1999           $14,229                $16,914          $10,674
10/31/1999           $14,232                $17,795          $10,693
11/30/1999           $14,849                $18,298          $10,699
12/31/1999           $16,074                $19,782          $10,699
 1/31/2000           $14,962                $18,651          $10,731
 2/29/2000           $14,439                $18,704          $10,795
 3/31/2000           $15,485                $19,999          $10,884
 4/30/2000           $15,273                $19,156          $10,890
 5/31/2000           $15,543                $18,673          $10,903
 6/30/2000           $15,616                $19,304          $10,960
 7/31/2000           $15,502                $18,763          $10,985
 8/31/2000           $15,763                $19,376          $10,985
 9/30/2000           $15,273                $18,348          $11,043
10/31/2000           $15,410                $18,043          $11,062
11/30/2000           $15,306                $16,950          $11,068
12/31/2000           $16,228                $17,226          $11,062
 1/31/2001           $16,443                $17,561          $11,132
 2/28/2001           $16,210                $16,079          $11,176
 3/31/2001           $15,448                $15,026          $11,202
 4/30/2001           $16,058                $16,140          $11,246
 5/31/2001           $16,372                $15,940          $11,297
 6/30/2001           $16,058                $15,443          $11,316
 7/31/2001           $15,986                $15,239          $11,284
 8/31/2001           $15,905                $14,511          $11,284
 9/30/2001           $14,542                $13,234          $11,335
10/31/2001           $15,012                $13,489          $11,297
11/30/2001           $15,959                $14,289          $11,278
12/31/2001           $16,199                $14,380          $11,233
 1/31/2002           $15,833                $13,946          $11,259
 2/28/2002           $16,144                $13,828          $11,303
 3/31/2002           $16,729                $14,442          $11,367
 4/30/2002           $16,821                $13,957          $11,430
 5/31/2002           $17,159                $13,989          $11,430
 6/30/2002           $16,437                $13,143          $11,437
 7/31/2002           $15,312                $12,037          $11,449
 8/31/2002           $15,312                $12,062          $11,488
 9/30/2002           $13,629                $10,738          $11,507
10/31/2002           $14,320                $11,533          $11,526
11/30/2002           $15,246                $12,157          $11,526
12/31/2002           $14,552                $11,570          $11,500
 1/31/2003           $14,254                $11,221          $11,551
 2/28/2003           $13,762                $11,029          $11,640
 3/31/2003           $13,437                $10,998          $11,710
 4/30/2003           $14,700                $11,981          $11,685
 5/31/2003           $15,852                $12,671          $11,666
 6/30/2003           $16,130                $12,895          $11,678
 7/31/2003           $16,483                $13,159          $11,691
 8/31/2003           $16,855                $13,447          $11,736
 9/30/2003           $16,901                $13,532          $11,774
10/31/2003           $17,604                $14,338          $11,761
11/30/2003           $18,028                $14,560          $11,729
12/31/2003           $19,188                $15,477          $11,716
 1/31/2004           $19,576                $15,728          $11,774
 2/29/2004           $20,067                $15,997          $11,837
 3/31/2004           $19,746                $15,897          $11,914
 4/30/2004           $19,557                $15,581          $11,952
 5/31/2004           $19,651                $15,733          $12,022
 6/30/2004           $19,992                $16,063          $12,060
 7/31/2004           $19,349                $15,543          $12,041
 8/31/2004           $19,434                $15,618          $12,047
 9/30/2004           $19,888                $15,918          $12,072
10/31/2004           $20,353                $16,311          $12,136
11/30/2004           $21,572                $17,175          $12,142
12/31/2004           $22,287                $17,836          $12,098
 1/31/2005           $21,722                $17,438          $12,123
 2/28/2005           $22,675                $17,998          $12,193
 3/31/2005           $22,307                $17,658          $12,289
 4/30/2005           $21,841                $17,284          $12,371
 5/31/2005           $21,920                $17,604          $12,359
 6/30/2005           $22,198                $17,765          $12,365
 7/31/2005           $22,754                $18,389          $12,422
 8/31/2005           $23,082                $18,536          $12,486
 9/30/2005           $23,528                $19,023          $12,638
10/31/2005           $22,715                $18,565          $12,664
11/30/2005           $23,143                $19,194          $12,562
12/31/2005           $23,923                $19,624          $12,511
 1/31/2006           $24,797                $20,504          $12,606
 2/28/2006           $24,797                $20,482          $12,632
 3/31/2006           $25,202                $20,942          $12,702
 4/30/2006           $26,065                $21,589          $12,810
 5/31/2006           $25,383                $20,871          $12,873
 6/30/2006           $25,362                $20,873          $12,899
 7/31/2006           $25,660                $21,008          $12,937
 8/31/2006           $26,246                $21,564          $12,962

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------
CLASS C                                      8/31/06
----------------------------------------------------
1-Year                                       +12.71%
----------------------------------------------------
5-Year                                       +10.54%
----------------------------------------------------
10-Year                                      +10.13%
----------------------------------------------------

CLASS R (1/1/02-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE       TEMPLETON GROWTH FUND    MSCI WORLD INDEX 6     CPI 6
----------    ---------------------    ------------------    -------
  1/1/2002           $10,000                $10,000          $10,000
 1/31/2002           $ 9,745                $ 9,698          $10,023
 2/28/2002           $ 9,944                $ 9,616          $10,062
 3/31/2002           $10,309                $10,043          $10,119
 4/30/2002           $10,365                $ 9,705          $10,175
 5/31/2002           $10,581                $ 9,728          $10,175
 6/30/2002           $10,144                $ 9,140          $10,181
 7/31/2002           $ 9,446                $ 8,370          $10,192
 8/31/2002           $ 9,451                $ 8,388          $10,226
 9/30/2002           $ 8,416                $ 7,467          $10,243
10/31/2002           $ 8,846                $ 8,020          $10,260
11/30/2002           $ 9,416                $ 8,454          $10,260
12/31/2002           $ 8,995                $ 8,046          $10,238
 1/31/2003           $ 8,813                $ 7,803          $10,283
 2/28/2003           $ 8,512                $ 7,669          $10,362
 3/31/2003           $ 8,314                $ 7,648          $10,424
 4/30/2003           $ 9,102                $ 8,331          $10,402
 5/31/2003           $ 9,816                $ 8,811          $10,385
 6/30/2003           $ 9,992                $ 8,967          $10,396
 7/31/2003           $10,218                $ 9,151          $10,407
 8/31/2003           $10,451                $ 9,351          $10,447
 9/30/2003           $10,484                $ 9,410          $10,481
10/31/2003           $10,927                $ 9,970          $10,470
11/30/2003           $11,193                $10,125          $10,441
12/31/2003           $11,922                $10,762          $10,430
 1/31/2004           $12,165                $10,937          $10,481
 2/29/2004           $12,472                $11,124          $10,538
 3/31/2004           $12,281                $11,055          $10,606
 4/30/2004           $12,165                $10,835          $10,640
 5/31/2004           $12,229                $10,941          $10,702
 6/30/2004           $12,449                $11,170          $10,736
 7/31/2004           $12,055                $10,808          $10,719
 8/31/2004           $12,107                $10,860          $10,724
 9/30/2004           $12,397                $11,069          $10,747
10/31/2004           $12,693                $11,343          $10,804
11/30/2004           $13,460                $11,944          $10,809
12/31/2004           $13,911                $12,403          $10,770
 1/31/2005           $13,568                $12,126          $10,792
 2/28/2005           $14,168                $12,516          $10,855
 3/31/2005           $13,948                $12,279          $10,939
 4/30/2005           $13,660                $12,019          $11,013
 5/31/2005           $13,710                $12,242          $11,002
 6/30/2005           $13,893                $12,353          $11,007
 7/31/2005           $14,247                $12,788          $11,058
 8/31/2005           $14,461                $12,890          $11,115
 9/30/2005           $14,742                $13,228          $11,251
10/31/2005           $14,238                $12,910          $11,273
11/30/2005           $14,515                $13,347          $11,183
12/31/2005           $15,008                $13,646          $11,138
 1/31/2006           $15,562                $14,258          $11,222
 2/28/2006           $15,568                $14,243          $11,245
 3/31/2006           $15,832                $14,563          $11,307
 4/30/2006           $16,380                $15,013          $11,404
 5/31/2006           $15,951                $14,513          $11,460
 6/30/2006           $15,951                $14,515          $11,483
 7/31/2006           $16,142                $14,609          $11,517
 8/31/2006           $16,519                $14,995          $11,539

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------
CLASS R                                      8/31/06
----------------------------------------------------
1-Year                                       +14.22%
----------------------------------------------------
3-Year                                       +16.48%
----------------------------------------------------
Since Inception (1/1/02)                     +11.37%
----------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------
ADVISOR CLASS 5                              8/31/06
----------------------------------------------------
1-Year                                       +14.83%
----------------------------------------------------
5-Year                                       +11.63%
----------------------------------------------------
10-Year                                      +11.32%
----------------------------------------------------

ASVISOR CLASS (9/1/96-8/31/06) 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE       TEMPLETON GROWTH FUND    MSCI WORLD INDEX 6     CPI 6
----------    ---------------------    ------------------    -------
  9/1/1996           $10,000                $10,000          $10,000
 9/30/1996           $10,203                $10,393          $10,032
10/31/1996           $10,369                $10,468          $10,064
11/30/1996           $10,933                $11,056          $10,083
12/31/1996           $11,155                $10,881          $10,083
 1/31/1997           $11,523                $11,014          $10,114
 2/28/1997           $11,616                $11,143          $10,146
 3/31/1997           $11,563                $10,924          $10,172
 4/30/1997           $11,823                $11,283          $10,184
 5/31/1997           $12,411                $11,982          $10,178
 6/30/1997           $12,911                $12,581          $10,191
 7/31/1997           $13,400                $13,162          $10,203
 8/31/1997           $12,952                $12,284          $10,223
 9/30/1997           $13,787                $12,953          $10,248
10/31/1997           $12,898                $12,273          $10,273
11/30/1997           $12,937                $12,493          $10,267
12/31/1997           $13,101                $12,647          $10,254
 1/31/1998           $13,128                $13,001          $10,273
 2/28/1998           $13,850                $13,883          $10,292
 3/31/1998           $14,465                $14,471          $10,312
 4/30/1998           $14,546                $14,615          $10,331
 5/31/1998           $14,101                $14,434          $10,350
 6/30/1998           $13,702                $14,778          $10,362
 7/31/1998           $13,377                $14,757          $10,375
 8/31/1998           $11,345                $12,791          $10,388
 9/30/1998           $11,635                $13,019          $10,401
10/31/1998           $12,629                $14,199          $10,426
11/30/1998           $13,082                $15,045          $10,426
12/31/1998           $12,808                $15,783          $10,420
 1/31/1999           $12,723                $16,130          $10,445
 2/28/1999           $12,629                $15,704          $10,458
 3/31/1999           $13,512                $16,360          $10,490
 4/30/1999           $15,193                $17,007          $10,566
 5/31/1999           $14,653                $16,388          $10,566
 6/30/1999           $15,334                $17,154          $10,566
 7/31/1999           $15,326                $17,105          $10,598
 8/31/1999           $15,334                $17,077          $10,623
 9/30/1999           $14,795                $16,914          $10,674
10/31/1999           $14,805                $17,795          $10,693
11/30/1999           $15,469                $18,298          $10,699
12/31/1999           $16,760                $19,782          $10,699
 1/31/2000           $15,610                $18,651          $10,731
 2/29/2000           $15,081                $18,704          $10,795
 3/31/2000           $16,181                $19,999          $10,884
 4/30/2000           $15,971                $19,156          $10,890
 5/31/2000           $16,272                $18,673          $10,903
 6/30/2000           $16,356                $19,304          $10,960
 7/31/2000           $16,247                $18,763          $10,985
 8/31/2000           $16,550                $19,376          $10,985
 9/30/2000           $16,045                $18,348          $11,043
10/31/2000           $16,196                $18,043          $11,062
11/30/2000           $16,097                $16,950          $11,068
12/31/2000           $17,086                $17,226          $11,062
 1/31/2001           $17,329                $17,561          $11,132
 2/28/2001           $17,097                $16,079          $11,176
 3/31/2001           $16,307                $15,026          $11,202
 4/30/2001           $16,956                $16,140          $11,246
 5/31/2001           $17,309                $15,940          $11,297
 6/30/2001           $16,985                $15,443          $11,316
 7/31/2001           $16,929                $15,239          $11,284
 8/31/2001           $16,864                $14,511          $11,284
 9/30/2001           $15,424                $13,234          $11,335
10/31/2001           $15,943                $13,489          $11,297
11/30/2001           $16,958                $14,289          $11,278
12/31/2001           $17,234                $14,380          $11,233
 1/31/2002           $16,850                $13,946          $11,259
 2/28/2002           $17,195                $13,828          $11,303
 3/31/2002           $17,836                $14,442          $11,367
 4/30/2002           $17,942                $13,957          $11,430
 5/31/2002           $18,324                $13,989          $11,430
 6/30/2002           $17,569                $13,143          $11,437
 7/31/2002           $16,372                $12,037          $11,449
 8/31/2002           $16,391                $12,062          $11,488
 9/30/2002           $14,602                $10,738          $11,507
10/31/2002           $15,359                $11,533          $11,526
11/30/2002           $16,355                $12,157          $11,526
12/31/2002           $15,635                $11,570          $11,500
 1/31/2003           $15,320                $11,221          $11,551
 2/28/2003           $14,810                $11,029          $11,640
 3/31/2003           $14,477                $10,998          $11,710
 4/30/2003           $15,841                $11,981          $11,685
 5/31/2003           $17,097                $12,671          $11,666
 6/30/2003           $17,411                $12,895          $11,678
 7/31/2003           $17,804                $13,159          $11,691
 8/31/2003           $18,225                $13,447          $11,736
 9/30/2003           $18,294                $13,532          $11,774
10/31/2003           $19,071                $14,338          $11,761
11/30/2003           $19,541                $14,560          $11,729
12/31/2003           $20,817                $15,477          $11,716
 1/31/2004           $21,260                $15,728          $11,774
 2/29/2004           $21,803                $15,997          $11,837
 3/31/2004           $21,472                $15,897          $11,914
 4/30/2004           $21,280                $15,581          $11,952
 5/31/2004           $21,401                $15,733          $12,022
 6/30/2004           $21,793                $16,063          $12,060
 7/31/2004           $21,108                $15,543          $12,041
 8/31/2004           $21,219                $15,618          $12,047
 9/30/2004           $21,733                $15,918          $12,072
10/31/2004           $22,265                $16,311          $12,136
11/30/2004           $23,623                $17,175          $12,142
12/31/2004           $24,413                $17,836          $12,098
 1/31/2005           $23,826                $17,438          $12,123
 2/28/2005           $24,882                $17,998          $12,193
 3/31/2005           $24,509                $17,658          $12,289
 4/30/2005           $24,008                $17,284          $12,371
 5/31/2005           $24,115                $17,604          $12,359
 6/30/2005           $24,434                $17,765          $12,365
 7/31/2005           $25,074                $18,389          $12,422
 8/31/2005           $25,458                $18,536          $12,486
 9/30/2005           $25,971                $19,023          $12,638
10/31/2005           $25,089                $18,565          $12,664
11/30/2005           $25,584                $19,194          $12,562
12/31/2005           $26,476                $19,624          $12,511
 1/31/2006           $27,468                $20,504          $12,606
 2/28/2006           $27,491                $20,482          $12,632
 3/31/2006           $27,964                $20,942          $12,702
 4/30/2006           $28,944                $21,589          $12,810
 5/31/2006           $28,206                $20,871          $12,873
 6/30/2006           $28,206                $20,873          $12,899
 7/31/2006           $28,564                $21,008          $12,937
 8/31/2006           $29,233                $21,564          $12,962

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +162.06% and +10.48%.

6. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 3/1/06       VALUE 8/31/06    PERIOD* 3/1/06-8/31/06
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,062.20              $5.46
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,019.91              $5.35
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,058.10              $9.34
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,016.13              $9.15
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,058.40              $9.29
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,016.18              $9.10
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,061.00              $6.75
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,018.65              $6.61
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,063.40              $4.16
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,021.17              $4.08
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.05%; B: 1.80%; C: 1.79%; R: 1.30%; and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                 -----------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS A                                                 2006            2005            2004            2003            2002
                                                 -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $     23.86     $     21.03     $     18.54     $     17.10     $     18.11
                                                 -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................          0.43            0.36            0.36            0.34            0.33

 Net realized and unrealized gains (losses) ..          2.73            3.66            2.58            1.46           (0.88)
                                                 -----------------------------------------------------------------------------
Total from investment operations .............          3.16            4.02            2.94            1.80           (0.55)
                                                 -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................         (0.41)          (0.41)          (0.45)          (0.36)          (0.40)

 Net realized gains ..........................         (1.32)          (0.78)             --              --           (0.06)
                                                 -----------------------------------------------------------------------------
Total distributions ..........................         (1.73)          (1.19)          (0.45)          (0.36)          (0.46)
                                                 -----------------------------------------------------------------------------
Redemption fees ..............................            -- d            -- d            -- d            -- d            --
                                                 -----------------------------------------------------------------------------
Net asset value, end of year .................   $     25.29     $     23.86     $     21.03     $     18.54     $     17.10
                                                 =============================================================================

Total return c ...............................         14.52%          19.72%          16.14%          10.90%          (3.01)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $23,966,739     $20,786,173     $15,771,174     $13,021,261     $11,689,389

Ratios to average net assets:

 Expenses ....................................          1.05% e         1.06% e         1.10% e         1.13%           1.10%

 Net investment income .......................          1.82%           1.61%           1.75%           2.05%           1.85%

Portfolio turnover rate ......................         35.33%          19.95%          24.58%          32.12%          55.63%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to timing of sales and repurchase of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Growth Fund, Inc.

                                                 -----------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS B                                                 2006            2005            2004            2003            2002
                                                 -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $     23.37     $     20.64     $     18.24     $     16.85     $     17.87
                                                 -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................          0.24            0.19            0.21            0.22            0.20

 Net realized and unrealized gains (losses) ..          2.70            3.59            2.54            1.43           (0.87)
                                                 -----------------------------------------------------------------------------
Total from investment operations .............          2.94            3.78            2.75            1.65           (0.67)
                                                 -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................         (0.24)          (0.27)          (0.35)          (0.26)          (0.29)

 Net realized gains ..........................         (1.32)          (0.78)             --              --           (0.06)
                                                 -----------------------------------------------------------------------------
Total distributions ..........................         (1.56)          (1.05)          (0.35)          (0.26)          (0.35)
                                                 -----------------------------------------------------------------------------
Redemption fees ..............................            -- d            -- d            -- d            -- d            --
                                                 -----------------------------------------------------------------------------
Net asset value, end of year .................   $     24.75     $     23.37     $     20.64     $     18.24     $     16.85
                                                 =============================================================================

Total return c ...............................         13.65%          18.84%          15.27%          10.08%          (3.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $   580,530     $   557,670     $   433,467     $   278,340     $   166,015

Ratios to average net assets:

 Expenses ....................................          1.79% e         1.81% e         1.85% e         1.88%           1.85%

 Net investment income .......................          1.08%           0.86%           1.00%           1.30%           1.10%

Portfolio turnover rate ......................         35.33%          19.95%          24.58%          32.12%          55.63%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to timing of sales and repurchase of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Growth Fund, Inc.

                                                 -----------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS C                                                 2006            2005            2004            2003            2002
                                                 -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $     23.28     $     20.56     $     18.15     $     16.74     $     17.73
                                                 -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................          0.25            0.19            0.20            0.21            0.20

 Net realized and unrealized gains (losses) ..          2.67            3.57            2.54            1.44           (0.86)
                                                 -----------------------------------------------------------------------------
Total from investment operations .............          2.92            3.76            2.74            1.65           (0.66)
                                                 -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................         (0.25)          (0.26)          (0.33)          (0.24)          (0.27)

 Net realized gains ..........................         (1.32)          (0.78)             --              --           (0.06)
                                                 -----------------------------------------------------------------------------
Total distributions ..........................         (1.57)          (1.04)          (0.33)          (0.24)          (0.33)
                                                 -----------------------------------------------------------------------------
Redemption fees ..............................            -- d            -- d            -- d            -- d            --
                                                 -----------------------------------------------------------------------------
Net asset value, end of year .................   $     24.63     $     23.28     $     20.56     $     18.15     $     16.74
                                                 =============================================================================

Total return c ...............................         13.71%          18.77%          15.30%          10.08%          (3.73)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $ 2,362,844     $ 1,965,909     $ 1,394,289     $ 1,064,405     $   897,064

Ratios to average net assets:

 Expenses ....................................          1.79% e         1.81% e         1.85% e         1.88%           1.84%

 Net investment income .......................          1.08%           0.86%           1.00%           1.30%           1.11%

Portfolio turnover rate ......................         35.33%          19.95%          24.58%          32.12%          55.63%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to timing of sales and repurchase of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                             Annual Report  |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Growth Fund, Inc.

                                                 ------------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS R                                                 2006            2005            2004            2003          2002 f
                                                 ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $     23.68     $     20.90     $     18.44     $     17.07     $     18.06
                                                 ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................          0.45            0.32            0.33            0.32            0.32

 Net realized and unrealized gains (losses) ..          2.62            3.62            2.56            1.42           (1.31)
                                                 ------------------------------------------------------------------------------
Total from investment operations .............          3.07            3.94            2.89            1.74           (0.99)
                                                 ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................         (0.37)          (0.38)          (0.43)          (0.37)             --

 Net realized gains ..........................         (1.32)          (0.78)             --              --              --
                                                 ------------------------------------------------------------------------------
Total distributions ..........................         (1.69)          (1.16)          (0.43)          (0.37)             --
                                                 ------------------------------------------------------------------------------
Redemption fees ..............................            -- d            -- d            -- d            -- d            --
                                                 ------------------------------------------------------------------------------
Net asset value, end of year .................   $     25.06     $     23.68     $     20.90     $     18.44     $     17.07
                                                 ==============================================================================

Total return c ...............................         14.22%          19.44%          15.85%          10.58%          (5.48)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $   403,334     $   123,139     $    57,951     $    28,584     $     5,394

Ratios to average net assets:

 Expenses ....................................          1.30% e         1.31% e         1.35% e         1.39%           1.35% g

 Net investment income .......................          1.57%           1.36%           1.50%           1.79%           1.60% g

Portfolio turnover rate ......................         35.33%          19.95%          24.58%          32.12%          55.63%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to timing of sales and repurchase of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period January 2, 2002 (effective date) to August 31, 2002.

g     Annualized.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Growth Fund, Inc.

                                                 -----------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
ADVISOR CLASS                                           2006            2005            2004            2003            2002
                                                 -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $     23.90     $     21.07     $     18.57     $     17.13     $     18.15
                                                 -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................          0.51            0.45            0.48            0.38            0.37

 Net realized and unrealized gains (losses) ..          2.72            3.63            2.52            1.46           (0.88)
                                                 -----------------------------------------------------------------------------
Total from investment operations .............          3.23            4.08            3.00            1.84           (0.51)
                                                 -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................         (0.47)          (0.47)          (0.50)          (0.40)          (0.45)

 Net realized gains ..........................         (1.32)          (0.78)             --              --           (0.06)
                                                 -----------------------------------------------------------------------------
Total distributions ..........................         (1.79)          (1.25)          (0.50)          (0.40)          (0.51)
                                                 -----------------------------------------------------------------------------
Redemption fees ..............................            -- c            -- c            -- c            -- c            --
                                                 -----------------------------------------------------------------------------
Net asset value, end of year .................   $     25.34     $     23.90     $     21.07     $     18.57     $     17.13
                                                 =============================================================================

Total return .................................         14.83%          19.97%          16.43%          11.19%          (2.80)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $ 3,972,615     $ 2,549,202     $   911,764     $   137,776     $    98,999

Ratios to average net assets:

 Expenses ....................................          0.80% d         0.81% d         0.85% d         0.88%           0.85%

 Net investment income .......................          2.07%           1.86%           2.00%           2.30%           2.10%

Portfolio turnover rate ......................         35.33%          19.95%          24.58%          32.12%          55.63%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to timing of sales and repurchase of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, AUGUST 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 92.6%
    BERMUDA 1.5%
    ACE Ltd. .......................................                     Insurance                     3,700,000    $   199,282,000
    XL Capital Ltd., A .............................                     Insurance                     4,000,000        262,560,000
                                                                                                                    ---------------
                                                                                                                        461,842,000
                                                                                                                    ---------------
    CANADA 0.7%
    BCE Inc. .......................................      Diversified Telecommunication Services       9,000,000        224,592,686
                                                                                                                    ---------------
    FINLAND 1.9%
    Stora Enso OYJ, R (EUR/FIM Traded) .............              Paper & Forest Products             19,000,000        288,705,595
    Stora Enso OYJ, R (SEK Traded) .................              Paper & Forest Products                145,997          2,205,712
    UPM-Kymmene OYJ ................................              Paper & Forest Products             13,000,000        308,128,586
                                                                                                                    ---------------
                                                                                                                        599,039,893
                                                                                                                    ---------------
    FRANCE 3.6%
    Accor SA .......................................           Hotels, Restaurants & Leisure           5,250,000        335,978,670
    France Telecom SA ..............................      Diversified Telecommunication Services       7,000,000        148,606,381
    Peugeot SA .....................................                    Automobiles                    6,000,000        338,774,888
    Sanofi-Aventis .................................                  Pharmaceuticals                  3,399,998        305,143,211
                                                                                                                    ---------------
                                                                                                                      1,128,503,150
                                                                                                                    ---------------
    GERMANY 5.1%
    Bayerische Motoren Werke AG ....................                    Automobiles                   10,000,000        517,220,416
  a Infineon Technologies AG .......................     Semiconductors & Semiconductor Equipment     15,000,000        176,421,232
    Muenchener Rueckversicherungs-
       Gesellschaft AG .............................                     Insurance                     2,100,000        315,463,455
    Siemens AG .....................................             Industrial Conglomerates              7,000,000        594,156,473
                                                                                                                    ---------------
                                                                                                                      1,603,261,576
                                                                                                                    ---------------
    HONG KONG 1.3%
    Cheung Kong (Holdings) Ltd. ....................                    Real Estate                   14,000,800        154,639,329
    Hong Kong Electric Holdings Ltd. ...............                Electric Utilities                31,972,000        152,927,886
    Swire Pacific Ltd., A ..........................                    Real Estate                    9,190,000        100,558,552
                                                                                                                    ---------------
                                                                                                                        408,125,767
                                                                                                                    ---------------
    ITALY 2.4%
    Eni SpA ........................................            Oil, Gas & Consumable Fuels            9,000,000        275,586,107
    Mediaset SpA ...................................                       Media                      13,000,000        150,733,173
    UniCredito Italiano SpA ........................                 Commercial Banks                 40,800,784        325,144,044
                                                                                                                    ---------------
                                                                                                                        751,463,324
                                                                                                                    ---------------
    JAPAN 6.6%
    Fuji Photo Film Co. Ltd. .......................           Leisure Equipment & Products            8,000,000        292,977,899
    Hitachi Ltd. ...................................        Electronic Equipment & Instruments        24,000,000        152,280,373
  a Konica Minolta Holdings Ltd. ...................                Office Electronics                20,000,000        261,465,741
    Mitsubishi UFJ Financial Group Inc. ............                 Commercial Banks                     32,000        436,060,129
    Nintendo Co. Ltd. ..............................                     Software                        600,000        123,050,717
    Nomura Holdings Inc. ...........................                  Capital Markets                  7,000,067        135,333,238


20 | Annual Report

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
    Olympus Corp. ..................................        Health Care Equipment & Supplies           4,000,725    $   118,575,335
    Sony Corp. .....................................               Household Durables                  5,200,000        224,979,773
    Takeda Pharmaceutical Co. Ltd. .................                 Pharmaceuticals                   4,700,000        311,024,997
                                                                                                                    ---------------
                                                                                                                      2,055,748,202
                                                                                                                    ---------------
    MEXICO 0.6%
    Telefonos de Mexico SA de CV, L, ADR ...........     Diversified Telecommunication Services        8,000,000        193,120,000
                                                                                                                    ---------------
    NETHERLANDS 3.8%
    Koninklijke Philips Electronics NV .............               Household Durables                 12,000,000        409,266,509
    Reed Elsevier NV ...............................                      Media                       30,000,000        481,218,698
    Unilever NV ....................................                  Food Products                   13,000,000        310,127,258
                                                                                                                    ---------------
                                                                                                                      1,200,612,465
                                                                                                                    ---------------
    SOUTH AFRICA 0.6%
  c Sappi Ltd. .....................................             Paper & Forest Products              14,000,000        178,303,720
                                                                                                                    ---------------
    SOUTH KOREA 3.3%
    Kookmin Bank ...................................                Commercial Banks                   3,600,000        291,355,456
    KT Corp., ADR ..................................     Diversified Telecommunication Services       13,140,600        290,407,260
    Samsung Electronics Co. Ltd. ...................    Semiconductors & Semiconductor Equipment         260,000        175,803,599
    SK Telecom Co. Ltd. ............................       Wireless Telecommunication Services           600,000        116,716,946
    SK Telecom Co. Ltd., ADR .......................       Wireless Telecommunication Services         7,000,000        153,300,000
                                                                                                                    ---------------
                                                                                                                      1,027,583,261
                                                                                                                    ---------------
    SPAIN 1.4%
    Banco Santander Central Hispano SA .............                Commercial Banks                   8,000,000        124,122,650
    Repsol YPF SA ..................................           Oil, Gas & Consumable Fuels            11,000,000        316,251,394
                                                                                                                    ---------------
                                                                                                                        440,374,044
                                                                                                                    ---------------
    SWEDEN 0.8%
    Svenska Cellulosa AB, B ........................             Paper & Forest Products               5,859,549        251,024,782
                                                                                                                    ---------------
    SWITZERLAND 4.3%
    Nestle SA ......................................                  Food Products                    1,300,000        447,028,476
    Novartis AG ....................................                 Pharmaceuticals                   4,000,000        228,297,518
    Swiss Reinsurance Co. ..........................                    Insurance                      4,658,823        355,415,753
    UBS AG .........................................                 Capital Markets                   5,400,000        305,569,322
                                                                                                                    ---------------
                                                                                                                      1,336,311,069
                                                                                                                    ---------------
    UNITED KINGDOM 16.0%
    Aviva PLC ......................................                    Insurance                     25,000,000        351,297,220
    BAE Systems PLC ................................               Aerospace & Defense                16,000,000        112,872,082
    BP PLC .........................................           Oil, Gas & Consumable Fuels            39,500,003        449,003,578
    British Sky Broadcasting Group PLC .............                      Media                       27,000,000        288,149,402
    Compass Group PLC ..............................          Hotels, Restaurants & Leisure           68,389,574        332,379,317
    GlaxoSmithKline PLC ............................                 Pharmaceuticals                  19,000,000        538,313,008


                                                              Annual Report | 21

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    HSBC Holdings PLC ..............................                Commercial Banks                  25,000,000    $   453,887,943
    National Grid PLC ..............................                 Multi-Utilities                  25,097,959        305,124,899
    Pearson PLC ....................................                      Media                       22,000,000        312,911,572
    Rentokil Initial PLC ...........................         Commercial Services & Supplies           22,000,000         63,043,095
  a Rolls-Royce Group PLC ..........................               Aerospace & Defense                16,000,000        132,902,688
    Royal Bank of Scotland Group PLC ...............                Commercial Banks                  16,520,000        560,526,417
    Royal Dutch Shell PLC, B .......................           Oil, Gas & Consumable Fuels            14,000,000        501,145,952
    Smiths Group PLC ...............................            Industrial Conglomerates               5,000,000         81,874,149
a,b Standard Life Assurance Co., 144A ..............                    Insurance                     27,035,210        135,382,908
    Vodafone Group PLC .............................       Wireless Telecommunication Services       175,000,000        379,024,947
                                                                                                                    ---------------
                                                                                                                      4,997,839,177
                                                                                                                    ---------------
    UNITED STATES 38.7%
    Abbott Laboratories ............................                 Pharmaceuticals                   4,567,650        222,444,555
    Accenture Ltd., A ..............................                   IT Services                    11,000,000        326,260,000
    American International Group Inc. ..............                    Insurance                     10,000,000        638,200,000
    American Standard Cos. Inc. ....................                Building Products                  4,460,400        186,310,908
  a Boston Scientific Corp. ........................        Health Care Equipment & Supplies           2,362,400         41,200,256
    Bristol-Myers Squibb Co. .......................                 Pharmaceuticals                  13,000,000        282,750,000
  a Cadence Design Systems Inc. ....................                    Software                      10,000,000        164,300,000
  a Comcast Corp., A ...............................                      Media                       10,000,000        349,100,000
    DTE Energy Co. .................................                 Multi-Utilities                   6,500,000        271,310,000
  c Eastman Kodak Co. ..............................          Leisure Equipment & Products            17,000,000        361,590,000
    El Paso Corp. ..................................           Oil, Gas & Consumable Fuels            28,000,000        406,560,000
    Electronic Data Systems Corp. ..................                   IT Services                    12,000,000        285,960,000
  a Expedia Inc. ...................................            Internet & Catalog Retail             10,000,000        163,200,000
    Florida East Coast Industries Inc. .............                   Road & Rail                       470,546         25,607,113
    H&R Block Inc. .................................          Diversified Consumer Services           13,000,000        273,390,000
    Harley-Davidson Inc. ...........................                   Automobiles                     3,500,000        204,785,000
    HCA Inc. .......................................        Health Care Providers & Services           7,000,000        345,240,000
    International Paper Co. ........................             Paper & Forest Products              10,000,000        347,700,000
a,c Interpublic Group of Cos. Inc. .................                      Media                       33,000,000        302,940,000
    Merck & Co. Inc. ...............................                 Pharmaceuticals                  15,000,000        608,250,000
    Microsoft Corp. ................................                    Software                      27,000,000        693,630,000
    News Corp., A ..................................                      Media                       36,500,000        694,595,000
  a Oracle Corp. ...................................                    Software                      26,888,000        420,797,200
    Pfizer Inc. ....................................                 Pharmaceuticals                  22,000,000        606,320,000
    Raytheon Co. ...................................               Aerospace & Defense                 7,500,000        354,075,000
  a Seagate Technology .............................             Computers & Peripherals              19,052,400        423,915,900
a,c Tenet Healthcare Corp. .........................        Health Care Providers & Services          35,000,000        275,800,000
    The Bank of New York Co. Inc. ..................                 Capital Markets                  10,000,000        337,500,000
  a The DIRECTV Group Inc. .........................                      Media                       20,000,000        375,800,000
    The St. Joe Co. ................................                   Real Estate                     1,415,700         72,144,072
    Time Warner Inc. ...............................                      Media                       19,000,000        315,780,000
    Torchmark Corp. ................................                    Insurance                      2,817,000        175,245,570
    Tyco International Ltd. ........................            Industrial Conglomerates              26,000,000        679,900,000


22 | Annual Report

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
  a Viacom Inc., B .................................                      Media                       15,000,000    $   544,500,000
  c Willis Group Holdings Ltd. .....................                    Insurance                      9,000,000        325,980,000
                                                                                                                    ---------------
                                                                                                                     12,103,080,574
                                                                                                                    ---------------

    TOTAL COMMON STOCKS
       (COST $23,470,610,535) ......................                                                                 28,960,825,690
                                                                                                                    ---------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT d
                                                                                                ------------------
    SHORT TERM INVESTMENTS 7.1%
    TIME DEPOSITS 1.2%
    IRELAND 0.8%
    Bank of Scotland, Time Deposits,
       3.04% - 3.30%, 9/01/06 - 11/29/06 ...........                                              205,000,000 EUR       261,393,143
                                                                                                                    ---------------

    UNITED KINGDOM 0.4%
    Barclays Bank PLC, Time Deposit,
       3.03%, 9/01/06 ..............................                                               29,740,000 EUR        38,140,063
    Royal Bank of Scotland Group PLC,
       Time Deposit, 3.03%, 9/01/06 ................                                               60,000,000 EUR        76,946,999
                                                                                                                    ---------------
                                                                                                                        115,087,062
                                                                                                                    ---------------
    TOTAL TIME DEPOSITS
       (COST $378,289,565) .........................                                                                    376,480,205
                                                                                                                    ---------------

    GOVERNMENT AND AGENCY SECURITIES 5.9%
    UNITED STATES 5.9%
  e Federal Home Loan Bank,
       9/01/06 - 2/28/07 ...........................                                              444,308,000           439,260,715
  e Federal Home Loan Mortgage Corp.,
       10/15/06 - 3/30/07 ..........................                                            1,039,500,000         1,017,360,354
  e Federal National Mortgage Association,
       11/22/06 - 2/23/07 ..........................                                              396,192,000           389,092,911
                                                                                                                    ---------------
    TOTAL GOVERNMENT AND AGENCY SECURITIES
     (COST $1,845,103,065) .........................                                                                  1,845,713,980
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS
     (COST $2,223,392,630) .........................                                                                  2,222,194,185
                                                                                                                    ---------------


                                                              Annual Report | 23

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS
     (COST $25,694,003,165) 99.7%                                                                                   $31,183,019,875
    OTHER ASSETS, LESS LIABILITIES 0.3%                                                                                 103,040,569
                                                                                                                    ---------------
    NET ASSETS 100.0% ..............................                                                                $31,286,060,444
                                                                                                                    ===============

CURRENCY ABBREVIATIONS

EUR  - Euro
FIM  - Finnish Markka
SEK  - Swedish Krona

SELECTED PORTFOLIO ABBREVIATION

ADR  - American Depository Receipt

a     Non-income producing for the twelve months ended August 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At August 31, 2006, the aggregate value of these securities was $135,382,908, representing 0.43% of net assets.

c     See Note 8 regarding holdings of 5% voting securities.

d     The principal amount is stated in U.S. dollars unless otherwise indicated.

e     The security is traded on a discount basis with no stated coupon rate.


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................   $24,078,664,594
  Cost - Non-controlled affiliated issuers (Note 8) .......................     1,615,338,571
                                                                              ---------------
  Total cost of investments ...............................................   $25,694,003,165
                                                                              ===============
  Value - Unaffiliated issuers ............................................   $29,738,406,155
  Value - Non-controlled affiliated issuers (Note 8) ......................     1,444,613,720
                                                                              ---------------
  Total value of investments ..............................................    31,183,019,875
 Cash .....................................................................         2,517,361
 Foreign currency, at value (cost $15,594) ................................            16,374
 Receivables:
  Investment securities sold ..............................................        43,361,793
  Capital shares sold .....................................................        40,677,169
  Dividends and interest ..................................................        67,470,113
  Other  (Note 10) ........................................................         5,658,175
                                                                              ---------------
    Total assets ..........................................................    31,342,720,860
                                                                              ---------------
Liabilities:
 Payables:
  Capital shares redeemed .................................................        24,126,869
  Affiliates ..............................................................        28,794,074
 Accrued expenses and other liabilities ...................................         3,739,473
                                                                              ---------------
    Total liabilities .....................................................        56,660,416
                                                                              ---------------
      Net assets, at value ................................................   $31,286,060,444
                                                                              ===============
Net assets consist of:
 Paid-in capital ..........................................................   $23,311,019,184
 Undistributed net investment income ......................................       516,072,545
 Net unrealized appreciation (depreciation) ...............................     5,489,610,320
 Accumulated net realized gain (loss) .....................................     1,969,358,395
                                                                              ---------------
      Net assets, at value ................................................   $31,286,060,444
                                                                              ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006

CLASS A:
 Net assets, at value .....................................................   $23,966,738,652
                                                                              ===============
 Shares outstanding .......................................................       947,659,050
                                                                              ===============
 Net asset value per share a ..............................................   $         25.29
                                                                              ===============
 Maximum offering price per share (net asset value per share / 94.25%).....   $         26.83
                                                                              ===============
CLASS B:
 Net assets, at value .....................................................   $   580,529,726
                                                                              ===============
 Shares outstanding .......................................................        23,454,285
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         24.75
                                                                              ===============
CLASS C:
 Net assets, at value .....................................................   $ 2,362,843,713
                                                                              ===============
 Shares outstanding .......................................................        95,939,900
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         24.63
                                                                              ===============
CLASS R:
 Net assets, at value .....................................................   $   403,333,766
                                                                              ===============
 Shares outstanding .......................................................        16,093,609
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         25.06
                                                                              ===============
ADVISOR CLASS:
 Net assets, at value .....................................................   $ 3,972,614,587
                                                                              ===============
 Shares outstanding .......................................................       156,754,365
                                                                              ===============
 Net asset value and maximum offering price per share a ...................   $         25.34
                                                                              ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended August 31, 2006

Investment income:
 Dividends: (net of foreign taxes of $40,526,876)
  Unaffiliated issuers ....................................................   $   701,388,395
  Non-controlled affiliated issuers (Note 8) ..............................        15,607,868
 Interest .................................................................        95,395,316
 Other income (Note 10) ...................................................         5,683,649
                                                                              ---------------
      Total investment income .............................................       818,075,228
                                                                              ---------------
Expenses:
 Management fees (Note 3a) ................................................       163,994,540
 Administrative fees (Note 3b) ............................................        21,995,076
 Distribution fees (Note 3c)
  Class A .................................................................        55,642,372
  Class B .................................................................         5,659,399
  Class C .................................................................        21,496,517
  Class R .................................................................         1,346,377
 Transfer agent fees (Note 3e) ............................................        31,942,384
 Custodian fees (Note 4) ..................................................         6,020,091
 Reports to shareholders ..................................................         1,279,501
 Registration and filing fees .............................................         1,035,828
 Professional fees ........................................................           380,711
 Directors' fees and expenses .............................................           295,179
 Other ....................................................................         1,213,617
                                                                              ---------------
      Total expenses ......................................................       312,301,592
      Expense reductions (Note 4) .........................................          (138,796)
                                                                              ---------------
        Net expenses ......................................................       312,162,796
                                                                              ---------------
          Net investment income ...........................................       505,912,432
                                                                              ---------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments
   Unaffiliated Issuers ...................................................     2,576,744,835
   Non-controlled affiliated issuers (Note 8) .............................        78,288,091
  Foreign currency transactions ...........................................        (5,072,398)
                                                                              ---------------
      Net realized gain (loss) ............................................     2,649,960,528
                                                                              ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .............................................................       689,545,448
  Translation of assets and liabilities denominated in foreign currencies..           756,244
                                                                              ---------------
      Net change in unrealized appreciation (depreciation) ................       690,301,692
                                                                              ---------------
Net realized and unrealized gain (loss) ...................................     3,340,262,220
                                                                              ---------------
Net increase (decrease) in net assets resulting from operations ...........   $ 3,846,174,652
                                                                              ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Templeton Growth Fund, Inc.

                                                                                   -----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                       YEAR ENDED AUGUST 31,
                                                                                        2006                2005
                                                                                   -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................   $   505,912,432     $   351,531,648
  Net realized gain (loss) from investments and foreign currency transactions ..     2,649,960,528       1,369,927,172
  Net change in unrealized appreciation (depreciation) on investments and ......
   translation of assets and liabilities denominated in foreign currencies .....       690,301,692       2,165,857,145
                                                                                   -----------------------------------
      Net increase (decrease) in net assets resulting from operations ..........     3,846,174,652       3,887,315,965
                                                                                   -----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................................................      (364,079,156)       (315,892,462)
   Class B .....................................................................        (5,612,051)         (5,991,689)
   Class C .....................................................................       (21,758,466)        (18,445,114)
   Class R .....................................................................        (2,142,953)         (1,133,785)
   Advisor Class ...............................................................       (53,652,474)        (24,583,076)
 Net realized gains:
   Class A......................................................................    (1,182,938,830)       (599,992,172)
   Class B......................................................................       (31,607,148)        (17,379,944)
   Class C......................................................................      (115,554,681)        (54,801,683)
   Class R......................................................................        (7,764,923)         (2,389,825)
   Advisor Class................................................................      (155,086,029)        (42,556,319)
                                                                                   -----------------------------------
 Total distributions to shareholders ...........................................    (1,940,196,711)     (1,083,166,069)
                                                                                   -----------------------------------
 Capital share transactions: (Note 2)
   Class A .....................................................................     1,718,287,310       2,695,206,102
   Class B .....................................................................       (12,139,236)         60,798,204
   Class C .....................................................................       258,131,779         365,302,304
   Class R .....................................................................       256,489,441          54,697,709
   Advisor Class ...............................................................     1,177,148,034       1,433,232,545
                                                                                   -----------------------------------
 Total capital share transactions ..............................................     3,397,917,328       4,609,236,864
                                                                                   -----------------------------------
 Redemption fees................................................................            72,565              60,619
                                                                                   -----------------------------------
      Net increase (decrease) in net assets.....................................     5,303,967,834       7,413,447,379
Net assets:
 Beginning of year .............................................................    25,982,092,610      18,568,645,231
                                                                                   -----------------------------------
 End of year ...................................................................   $31,286,060,444     $25,982,092,610
                                                                                   ===================================
Undistributed net investment income included in net assets:
 End of year ...................................................................   $   516,072,545     $   360,503,840
                                                                                   ===================================


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


                                                              Annual Report | 29

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


30 | Annual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                                     Annual | 31

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At August 31, 2006, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                      ---------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                                   2006                             2005
                                      ---------------------------------------------------------------
                                         SHARES          AMOUNT           SHARES           AMOUNT
                                      ---------------------------------------------------------------
CLASS A SHARES:
   Shares sold ....................    167,053,079   $ 3,980,663,447    166,510,153   $ 3,769,562,678
   Shares issued in reinvestment
     of distributions .............     60,045,373     1,335,844,057     36,405,103       779,606,003
   Shares issued on merger ........
     (Note 9) .....................             --                --     32,147,751       726,223,861
   Shares redeemed ................   (150,700,688)   (3,598,220,194)  (113,625,221)   (2,580,186,440)
                                      ---------------------------------------------------------------
   Net increase (decrease) ........     76,397,764   $ 1,718,287,310    121,437,786   $ 2,695,206,102
                                      ===============================================================
CLASS B SHARES:
   Shares sold ....................        816,520   $    18,928,014      3,907,329   $    85,406,593
   Shares issued in reinvestment
     of distributions .............      1,566,113        34,247,769      1,024,375        21,602,620
   Shares redeemed ................     (2,785,983)      (65,315,019)    (2,071,505)      (46,211,009)
                                      ---------------------------------------------------------------
   Net increase (decrease) ........       (403,350)  $   (12,139,236)     2,860,199   $    60,798,204
                                      ===============================================================
CLASS C SHARES:
   Shares sold ....................     17,760,744   $   413,194,076     22,347,548   $   495,830,093
   Shares issued in reinvestment
     of distributions .............      5,487,434       119,416,647      3,070,897        64,499,805
   Shares redeemed ................    (11,747,282)     (274,478,944)    (8,798,910)     (195,027,594)
                                      ---------------------------------------------------------------
   Net increase (decrease) ........     11,500,896   $   258,131,779     16,619,535   $   365,302,304
                                      ===============================================================


32 | Annual Report

Templeton Growth Fund, Inc.

2. CAPITAL STOCK (CONTINUED)

                                      ---------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                                   2006                             2005
                                      ---------------------------------------------------------------
                                         SHARES          AMOUNT           SHARES          AMOUNT
                                      ---------------------------------------------------------------
CLASS R SHARES:
   Shares sold ....................     13,612,470   $   322,598,597      3,195,510   $    72,262,686
   Shares issued in reinvestment
     of distributions .............        439,664         9,713,652        163,147         3,474,315
   Shares redeemed ................     (3,159,483)      (75,822,808)      (930,932)      (21,039,292)
                                      ---------------------------------------------------------------
   Net increase (decrease) ........     10,892,651   $   256,489,441      2,427,725   $    54,697,709
                                      ===============================================================
ADVISOR CLASS SHARES:
   Shares sold ....................     49,901,992   $ 1,183,707,689     62,844,325   $ 1,425,501,693
   Shares issued in reinvestment
     of distributions .............      8,810,789       196,212,142      3,032,942        65,074,912
   Shares redeemed ................     (8,600,538)     (202,771,797)    (2,505,214)      (57,344,060)
                                      ---------------------------------------------------------------
   Net increase (decrease) ........     50,112,243   $ 1,177,148,034     63,372,053   $ 1,433,232,545
                                      ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                     AFFILIATION
---------------------------------------------------------------------------------------
Templeton Global Advisors, Limited (TGAL)                      Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

Effective July 1, 2006, the Funds pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.630%                 Up to and including $1 billion
      0.615%                 Over $1 billion, up to and including $5 billion
      0.600%                 Over $5 billion, up to and including $10 billion
      0.580%                 Over $10 billion, up to and including $15 billion
      0.560%                 Over $15 billion, up to and including $20 billion
      0.540%                 Over $20 billion, up to and including $25 billion
     *0.530%                 Over $25 billion, up to and including $30 billion
     *0.520%                 Over $30 billion, up to and including $35 billion
     *0.510%                 In excess of $35 billion

*     Breakpoint added effective July 1, 2006.


                                                              Annual Report | 33

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...........................................         1.00%
Class C ...........................................         1.00%
Class R ...........................................         0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .....................   $8,172,764
Contingent deferred sales charges retained ........   $  857,106

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $31,942,384, of which $19,745,025 was retained by Investor Services.


34 | Annual Report

Templeton Growth Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2006 and 2005, was as follows:

                                      ---------------------------------
                                           2006              2005
                                      ---------------------------------
Distributions paid from:
   Ordinary income ................   $   526,805,140   $   397,989,920
   Long term capital gain .........     1,413,391,571       685,176,149
                                      ---------------------------------
                                      $ 1,940,196,711   $ 1,083,166,069
                                      =================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At August 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................................  $ 25,724,045,241
                                                               ================

Unrealized appreciation .....................................  $  5,956,496,350
Unrealized depreciation .....................................      (497,521,716)
                                                               ----------------
Net unrealized appreciation (depreciation) ..................  $  5,458,974,634
                                                               ================

Undistributed ordinary income ...............................  $    717,394,761
Undistributed long term capital gains .......................     1,798,060,130
                                                               ----------------
Distributable earnings ......................................  $  2,515,454,891
                                                               ================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2006, aggregated $10,601,494,692 and $9,321,717,220, respectively.


                                                              Annual Report | 35

Templeton Growth Fund, Inc.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the year ended August 31, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF                             NUMBER OF
                            SHARES HELD                           SHARES HELD      VALUE
                            AT BEGINNING    GROSS       GROSS       AT END       AT END OF           INVESTMENT   REALIZED CAPITAL
NAME OF ISSUER                OF YEAR     ADDITIONS   REDUCTIONS    OF YEAR         YEAR               INCOME       GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
AmerisourceBergen Corp.        4,500,000          --   4,500,000           --  $           -- a     $         --  $     94,051,103
Eastman Kodak Co. ........            --  17,000,000          --   17,000,000     361,590,000          3,523,200                --
Interpublic Group of
  Cos. Inc. ..............     8,036,800  24,963,200          --   33,000,000     302,940,000                 --                --
Maxtor Corp. .............    12,761,960          --  12,761,960           --              -- a, b            --       (15,763,012)
Sappi Ltd. ...............    14,000,000          --          --   14,000,000     178,303,720          4,199,668                --
Tenet Healthcare Corp. ...    27,430,070   7,569,930          --   35,000,000     275,800,000                 --                --
Willis Group Holdings Ltd.     8,375,200     624,800          --    9,000,000     325,980,000          7,885,000                --
                                                                               ----------------------------------------------------

                            TOTAL AFFILIATED SECURITIES (4.62% of Net Assets)  $1,444,613,720       $ 15,607,868  $     78,288,091
                                                                               ====================================================

a     As of August 31, 2006, no longer an affiliate.

b     On May 22, 2006, 8,354,260 shares merged into Seagate Technology shares.

9. MERGER

On May 20, 2005, the Fund acquired the net assets of Templeton Capital Accumulator Fund (TCA Fund) pursuant to a plan of reorganization approved by TCA Fund's shareholders. The merger was accomplished by a tax-free exchange of 32,147,751 shares of the Fund (valued at $22.59) for the net assets of the TCA Fund which aggregated $726,223,861, including $101,976,718 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $24,020,113,056.


36 | Annual Report

Templeton Growth Fund, Inc.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order . The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                              Annual Report | 37

Templeton Growth Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11.  NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.


38 | Annual Report

Templeton Growth Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Fund, Inc. (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2006


                                                              Annual Report | 39

Templeton Growth Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,339,108,379 as a long term capital gain dividend for the fiscal year ended August 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $213,949,537 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 30.24% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $721,649,519 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $76,707,541 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.

At August 31, 2006, more than 50% of the Templeton Growth Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 19, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class R, and Advisor Class shareholders of record.


40 | Annual Report

Templeton Growth Fund, Inc.

RECORD DATE: 10/19/2006
--------------------------------------------------------------------------------
                                                          CLASS A
                                             FOREIGN      FOREIGN      FOREIGN
                                               TAX        SOURCE      QUALIFIED
                                              PAID        INCOME      DIVIDENDS
COUNTRY                                     PER SHARE    PER SHARE    PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $  0.0000    $  0.0029    $   0.0000
Bermuda ................................       0.0000       0.0053        0.0053
Canada .................................       0.0017       0.0242        0.0242
Finland ................................       0.0027       0.0131        0.0131
France .................................       0.0051       0.0271        0.0261
Germany ................................       0.0047       0.0276        0.0232
Hong Kong ..............................       0.0000       0.0126        0.0000
Ireland ................................       0.0000       0.0012        0.0000
Italy ..................................       0.0022       0.0111        0.0111
Japan ..................................       0.0018       0.0190        0.0190
Mexico .................................       0.0000       0.0046        0.0046
Netherlands ............................       0.0041       0.0201        0.0201
New Zealand ............................       0.0000       0.0013        0.0000
Singapore ..............................       0.0000       0.0005        0.0000
South Africa ...........................       0.0000       0.0025        0.0025
South Korea ............................       0.0039       0.0176        0.0176
Spain ..................................       0.0017       0.0082        0.0082
Sweden .................................       0.0010       0.0050        0.0050
Switzerland ............................       0.0035       0.0189        0.0189
United Kingdom .........................       0.0000       0.1418        0.1335
                                            ------------------------------------
TOTAL ..................................    $  0.0324    $  0.3646    $   0.3324
                                            ====================================

--------------------------------------------------------------------------------
                                                          CLASS B
                                             FOREIGN      FOREIGN      FOREIGN
                                               TAX        SOURCE      QUALIFIED
                                              PAID        INCOME      DIVIDENDS
COUNTRY                                     PER SHARE    PER SHARE    PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $  0.0000    $  0.0021    $   0.0000
Bermuda ................................       0.0000       0.0039        0.0039
Canada .................................       0.0017       0.0177        0.0177
Finland ................................       0.0027       0.0096        0.0096
France .................................       0.0051       0.0198        0.0190
Germany ................................       0.0047       0.0202        0.0170
Hong Kong ..............................       0.0000       0.0092        0.0000
Ireland ................................       0.0000       0.0009        0.0000
Italy ..................................       0.0022       0.0081        0.0081
Japan ..................................       0.0018       0.0139        0.0139
Mexico .................................       0.0000       0.0034        0.0034
Netherlands ............................       0.0041       0.0147        0.0147
New Zealand ............................       0.0000       0.0009        0.0000
Singapore ..............................       0.0000       0.0003        0.0000
South Africa ...........................       0.0000       0.0018        0.0018
South Korea ............................       0.0039       0.0129        0.0129
Spain ..................................       0.0017       0.0060        0.0060
Sweden .................................       0.0010       0.0036        0.0036
Switzerland ............................       0.0035       0.0138        0.0138
United Kingdom .........................       0.0000       0.1036        0.0976
                                            ------------------------------------
TOTAL ..................................    $  0.0324    $  0.2664    $   0.2430
                                            ====================================


                                                              Annual Report | 41

Templeton Growth Fund, Inc.

--------------------------------------------------------------------------------
                                                          CLASS C
                                             FOREIGN      FOREIGN      FOREIGN
                                               TAX        SOURCE      QUALIFIED
                                              PAID        INCOME      DIVIDENDS
COUNTRY                                     PER SHARE    PER SHARE    PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $  0.0000    $  0.0022    $   0.0000
Bermuda ................................       0.0000       0.0040        0.0040
Canada .................................       0.0017       0.0184        0.0184
Finland ................................       0.0027       0.0100        0.0100
France .................................       0.0051       0.0206        0.0198
Germany ................................       0.0047       0.0210        0.0176
Hong Kong ..............................       0.0000       0.0096        0.0000
Ireland ................................       0.0000       0.0009        0.0000
Italy ..................................       0.0022       0.0084        0.0084
Japan ..................................       0.0018       0.0144        0.0144
Mexico .................................       0.0000       0.0035        0.0035
Netherlands ............................       0.0041       0.0153        0.0153
New Zealand ............................       0.0000       0.0010        0.0000
Singapore ..............................       0.0000       0.0004        0.0000
South Africa ...........................       0.0000       0.0019        0.0019
South Korea ............................       0.0039       0.0134        0.0134
Spain ..................................       0.0017       0.0063        0.0063
Sweden .................................       0.0010       0.0038        0.0038
Switzerland ............................       0.0035       0.0144        0.0144
United Kingdom .........................       0.0000       0.1080        0.1017
                                            ------------------------------------
TOTAL ..................................    $  0.0324    $  0.2775    $   0.2529
                                            ====================================

--------------------------------------------------------------------------------
                                                          CLASS R
                                             FOREIGN      FOREIGN      FOREIGN
                                               TAX        SOURCE      QUALIFIED
                                              PAID        INCOME      DIVIDENDS
COUNTRY                                     PER SHARE    PER SHARE    PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $  0.0000    $  0.0028    $   0.0000
Bermuda ................................       0.0000       0.0051        0.0051
Canada .................................       0.0017       0.0233        0.0233
Finland ................................       0.0027       0.0126        0.0126
France .................................       0.0051       0.0261        0.0251
Germany ................................       0.0047       0.0266        0.0223
Hong Kong ..............................       0.0000       0.0121        0.0000
Ireland ................................       0.0000       0.0011        0.0000
Italy ..................................       0.0022       0.0107        0.0107
Japan ..................................       0.0018       0.0183        0.0183
Mexico .................................       0.0000       0.0045        0.0045
Netherlands ............................       0.0041       0.0194        0.0194
New Zealand ............................       0.0000       0.0012        0.0000
Singapore ..............................       0.0000       0.0005        0.0000
South Africa ...........................       0.0000       0.0024        0.0024
South Korea ............................       0.0039       0.0170        0.0170
Spain ..................................       0.0017       0.0079        0.0079
Sweden .................................       0.0010       0.0048        0.0048
Switzerland ............................       0.0035       0.0182        0.0182
United Kingdom .........................       0.0000       0.1366        0.1286
                                            ------------------------------------
TOTAL ..................................    $  0.0324    $  0.3512    $   0.3202
                                            ====================================


42 | Annual Report

Templeton Growth Fund, Inc.

--------------------------------------------------------------------------------
                                                          ADVISOR
                                                           CLASS
                                             FOREIGN      FOREIGN      FOREIGN
                                               TAX        SOURCE      QUALIFIED
                                              PAID        INCOME      DIVIDENDS
COUNTRY                                     PER SHARE    PER SHARE    PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $  0.0000    $  0.0032    $   0.0000
Bermuda ................................       0.0000       0.0058        0.0058
Canada .................................       0.0017       0.0262        0.0262
Finland ................................       0.0027       0.0142        0.0141
France .................................       0.0051       0.0294        0.0283
Germany ................................       0.0047       0.0299        0.0251
Hong Kong ..............................       0.0000       0.0137        0.0000
Ireland ................................       0.0000       0.0013        0.0000
Italy ..................................       0.0022       0.0120        0.0120
Japan ..................................       0.0018       0.0206        0.0206
Mexico .................................       0.0000       0.0050        0.0050
Netherlands ............................       0.0041       0.0218        0.0218
New Zealand ............................       0.0000       0.0014        0.0000
Singapore ..............................       0.0000       0.0005        0.0000
South Africa ...........................       0.0000       0.0027        0.0027
South Korea ............................       0.0039       0.0191        0.0191
Spain ..................................       0.0017       0.0089        0.0089
Sweden .................................       0.0010       0.0054        0.0054
Switzerland ............................       0.0035       0.0205        0.0205
United Kingdom .........................       0.0000       0.1538        0.1448
                                            ------------------------------------
TOTAL ..................................    $  0.0324    $  0.3954    $   0.3603
                                            ====================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 43

Templeton Growth Fund, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)            Director        Since 1992            143                      Director, Bar-S Foods (meat
500 East Broward Blvd.                                                                            packing company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)           Director        Since 2000            19                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
----------------------------------------------------------------------------------------------------------------------------------
***S. JOSEPH FORTUNATO (1932)      Director        Since 1992            144                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)            Director        Since 2000            139                      Director, Hess Corporation
500 East Broward Blvd.                                                                            (formerly, Amerada Hess
Suite 2100                                                                                        Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                    refining of oil and gas),
                                                                                                  H.J. Heinz Company (processed
                                                                                                  foods and allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titani- um), Canadian National
                                                                                                  Railway (rail- road) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
***GORDON S. MACKLIN (1928)        Director        Since 1993            143                      Director, MedImmune, Inc.
500 East Broward Blvd.                                                                            (biotechnology) and
Suite 2100                                                                                        Overstock.com (Internet
Fort Lauderdale, FL 33394-3091                                                                    services); and FORMERLY,
                                                                                                  Director, MCI Communication
                                                                                                  Corporation (subsequently known
                                                                                                  as MCI WorldCom, Inc. and
                                                                                                  WorldCom, Inc.) (communications
                                                                                                  services) (1988-2002), White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company) (1987-2004),
                                                                                                  Spacehab, Inc. (aerospace
                                                                                                  services) (1994-2003) and Martek
                                                                                                  Biosciences Corporation
                                                                                                  (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)            Director        Since 2005            19                       Director, Emeritus Corporation
500 East Broward Blvd.                                                                            (assisted living) and OSI
Suite 2100                                                                                        Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                                    (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)              Director        Since 2003            102                      Director, Hess Corporation
500 East Broward Blvd.                                                                            (formerly, Amerada Hess
Suite 2100                                                                                        Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                    refining of oil and gas) and
                                                                                                  Sentient Jet (private jet
                                                                                                  service); and FORMERLY,
                                                                                                  Director, Becton Dickinson and
                                                                                                  Company (medical technology),
                                                                                                  Cooper Industries, Inc.
                                                                                                  (electrical products and tools
                                                                                                  and hardware), Health Net, Inc.
                                                                                                  (formerly, Foundation Health)
                                                                                                  (integrated man- aged care), The
                                                                                                  Hertz Corporation, Pacific
                                                                                                  Southwest Airlines, The RCA
                                                                                                  Corporation, Unicom (formerly,
                                                                                                  Commonwealth Edison), UAL
                                                                                                  Corporation (airlines) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)           Director        Since 2005            19                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS       Director        Since 2003            19                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
----------------------------------------------------------------------------------------------------------------------------------
****ROBERT E. WADE (1946)          Director        Since March 2006      29                       Director, El Oro and Exploration
500 East Broward Blvd.                                                                            Co., p.l.c. (investments) and
Suite 2100                                                                                        ARC Wireless Solutions, Inc.
Fort Lauderdale, FL 33394-3091                                                                    (wireless components and network
                                                                                                  products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)         Director        Since 1993            10                       Director, Hess Corporation
500 East Broward Blvd.                                                                            (formerly, Amerada Hess
Suite 2100                                                                                        Corporation) (exploration and
Fort Lauderdale, FL 33394-3091                                                                    refining of oil and gas) and
                                                                                                  Weatherford International, Ltd.
                                                                                                  (oilfield products and
                                                                                                  servicing) (2004-present); and
                                                                                                  FORMERLY, Director, H.J. Heinz
                                                                                                  Company (processed foods and
                                                                                                  allied products) (1987-1988;
                                                                                                  1993-2003) and Total Logistics,
                                                                                                  Inc. (operating and investment
                                                                                                  business) (until 2005).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
----------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)        Director,       Director and          143                      None
One Franklin Parkway               Chairman of     Chairman of the
San Mateo, CA 94403-1906           the Board       Board since 1995
                                   and Vice        and Vice President
                                   President       since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)             Vice            Since 1996            Not Applicable           Not Applicable
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief           Chief Compliance      Not Applicable           Not Applicable
One Franklin Parkway               Compliance      Officer since 2004
San Mateo, CA 94403-1906           Officer and     and Vice
                                   Vice            President - AML
                                   President       Compliance since
                                   - AML           February 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)          President       President since       Not Applicable           Not Applicable
PO Box N-7759                      and Chief       2001 and Chief
Lyford Cay, Nassau, Bahamas        Executive       Executive Officer
                                   Officer -       - Investment
                                   Investment      Manager since
                                   Manager         2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice     Since 2002            Not Applicable           Not Applicable
500 East Broward Blvd.             President
Suite 2100                         and Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer-
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice            Since 2000            Not Applicable           Not Applicable
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice            Since 2000            Not Applicable           Not Applicable
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)      Vice            Since 1996            Not Applicable           Not Applicable
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)                 Vice            Since 1994            Not Applicable           Not Applicable
500 East Broward Blvd.             President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)          Secretary       Since 2004            Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)           Treasurer       Since 2004            Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice            Since 2005            Not Applicable           Not Applicable
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)                Chief           Since 2004            Not Applicable           Not Applicable
500 East Broward Blvd.             Financial
Suite 2100                         Officer and
Fort Lauderdale, FL 33394-3091     Chief
                                   Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

*** Subsequent to August 31, 2006, Mr. Fortunato and Mr. Macklin each ceased to be a director of the Fund.

****  During the reporting period, Mr. Wade became a director.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Prior to August 31, 2006, Mr. Fred R. Millsaps ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY AMERADA HESS CORPORATION), AND A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD, AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 49

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 11, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales


50 | Annual Report

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2006, as well as during the previous ten years ended that date in comparison to a performance universe consisting of all retail and institutional global large-cap value funds as selected by Lipper. The Board noted that the Fund's total return for the one-year period was in the middle quintile of its Lipper performance universe and that its total return on an annualized basis placed it in the second-highest quintile and highest quintile of such universe for the previous three- and five-year periods, respectively, and was the highest of the five funds in the universe that were in existence for the full ten-year period. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper


                                                              Annual Report | 51

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the effective fee rate for the Fund was in the middle quintile of its Lipper expense group and that its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


52 | Annual Report

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2005, the Fund's net assets were approximately $27.5 billion, and the independent Directors discussed the prospect of adding additional fee breakpoints with management. As a result of such discussions, management agreed that the Fund's investment management agreement would be amended effective July 1, 2006, so as to provide a fee of 0.53% on assets in excess of $25 billion up to $30 billion; 0.52% on assets in excess of $30 billion up to $35 billion; and 0.51% on assets in excess of $35 billion. The Board believed that to the extent economies of scale may be realized by the manager and its affiliates the schedules of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                              Annual Report | 53

Templeton Growth Fund, Inc.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


54 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


07/06
                                                   Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
   INVESTMENTS                  San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 A2006 10/06







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $152,274 for the fiscal year ended August 31, 2006 and $118,011 for the fiscal year ended August 31, 2005.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $4,160 for the fiscal year ended August 31, 2006 and $4,000 for the fiscal year ended August 31, 2005. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,186 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $159,675 for the fiscal year ended August 31, 2006 and $4,500 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $180,021 for the fiscal year ended August 31, 2006 and $8,500 for the fiscal year ended August 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.   N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 26, 2006